UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2019

MICROBOT MEDICAL INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19871	94-3078125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Recreation Park Drive, Unit 108

Hingham, Massachusetts 02043

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 875-3605

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MBOT	NASDAQ Capital Market

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 10, 2019, as approved by the stockholders of Microbot Medical Inc. (the “Company”) at the annual meeting of the Company’s stockholders held on September 10, 2019 (the “Annual Meeting”), the Company filed a Certificate of Amendment to its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect a reduction in the authorized number of shares of capital stock the Company is authorized to issue from 221,000,000 to 61,000,000, including a reduction in the number of authorized shares of common stock of the Company from 220,000,000 to 60,000,000 (the “Certificate of Amendment”).

The foregoing description of the Certificate of Amendment is not complete and is subject to, and qualified in its entirety by, the full text of the Certificate of Amendment, which is attached to this Current Report on Form 8-K as Exhibit 3.1, the terms of which are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the stockholders voted on the following three proposals and cast their votes as described below. The proposals are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on August 9, 2019 (the “Proxy Statement”).

Proposal 1:	Election of the three nominees listed below to serve as Class I Directors on the Board of Directors of the Company until the 2022 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified:

Name	Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstained
Harel Gadot	1,039,328	26,495	5,023
Yoav Waizer	836,833	228,823	5,190
Martin Madden	1,043,954	21,738	5,154

Proposal 2:	The ratification of Brightman Almagor Zohar & Co., a Member of Deloitte Touche Tohmatsu Limited, or its U.S. affiliate, as the Company’s independent registered public accounting firm for the year ending December 31, 2019:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstained
2,690,528	91,242	21,529

Proposal 3.	The approval of an amendment to the Company’s certificate of incorporation to effect a reduction in the authorized number of shares of capital stock the Company is authorized to issue from 221,000,000 to 61,000,000, including a reduction in the number of authorized shares of common stock of Microbot from 220,000,000 to 60,000,000:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstained
2,584,796	202,309	16,194

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description
3.1	Certificate of Amendment to the Restated Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICROBOT MEDICAL INC.

By:	/s/ Harel Gadot
Name:	Harel Gadot
Title:	President, Chief Executive Officer and Chairman

Date: September 11, 2019